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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2001

NEXTEL PARTNERS, INC.
(Exact Name Of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-29633 (Commission File Number)	91-1930918 (IRS Employer Identification No.)

4500 Carillon Point
Kirkland, Washington 98033
(425) 576-3600

(Address and Telephone Number of Registrant's Principal Executive Offices)

ITEM 5. OTHER EVENTS.

    On April 12, 2001, Nextel Partners, Inc. issued a press release in connection with the appearance by Chief Financial Officer and Treasurer John Thompson at Credit Suisse First Boston's High Yield Wireless Affiliate Day in New York, New York on April 12, 2001. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

  (b)
  PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

  (c)
  EXHIBITS.

Exhibit No.	Exhibit Description
99.1	Press Release

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.
Date: April 12, 2001	By:	/s/ DONALD MANNING Donald Manning Vice President, General Counsel and Secretary

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SIGNATURES